EXHIBIT 10.6

                            GREATER COMMUNITY BANCORP
                         2001 EMPLOYEE STOCK OPTION PLAN


                               ARTICLE I. PURPOSES

         The purposes of the Greater Community Bancorp 2001 Employee Stock Option Plan are to (i) attract and retain highly qualified employees, (ii) align employee and stockholder long-term interests by creating a direct link between employee compensation and stockholder return, (iii) enable employees of Greater Community Bancorp (the "Company") and its Subsidiaries to develop and maintain stock ownership positions in the Company, and (iv) provide incentives to such employees to contribute to the Company's success. To achieve these objectives, the Plan provides for the granting of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, "nonqualified stock options" and "stock appreciation rights."

                             ARTICLE II. DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meanings specified below:

         (a)      "AFFILIATE" shall mean the Company or a Subsidiary.

         (b)      "BOARD" shall mean the Company's Board of Directors.

         (c) "CAUSE" shall mean (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a State or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of an Affiliate or for any act of dishonesty or lack of fidelity towards an Affiliate, (iii) the written confession by the Participant of any act of dishonesty towards an Affiliate or any embezzlement or misappropriation of an Affiliate's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Board, in its sole discretion, may determine.

         (d) "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (i) the Company acquires actual knowledge that any person (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the combined voting power of the Company's then outstanding securities; (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate); (iii) the approval by the Company's stockholders of (a) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving entity and which does not result in any reclassification or reorganization of the Company's then outstanding shares of Common Stock or a change in the Company's directors, other than the addition of not more than three directors), (b) a sale or disposition of all or substantially all of the Company's assets, or (c) a plan of liquidation or dissolution of the Company; (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (v) a sale of (a) Common Stock if after such sale any person (as defined above) other than an Affiliate owns a majority of the Common Stock or
(b) all or substantially all of the Company's assets (other than in the ordinary course of business).

         (e) "CODE" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

         (f) "COMMITTEE" shall mean the committee consisting of at least three (3) directors of the Company appointed by the Board to administer the Plan pursuant to the provisions of Article III of the Plan.

         (g) "COMMON STOCK" shall mean the Company's common stock, which currently has a par value of $0.50 per share.

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GREATER COMMUNITY BANCORP                                                 PAGE 2
2001 EMPLOYEE STOCK OPTION PLAN


         (h) "COMPANY" shall mean Greater Community Bancorp, a New Jersey business corporation.

         (i) "DISABILITY" shall mean permanent and total disability as defined by the Company's employee welfare benefit plan offering a long-term disability benefit, or, if no such benefit is offered, as defined by Section 105(d)(4) of the Code (prior to the repeal of such Section). "Disability" shall also exist if documented by a signed written opinion of a currently licensed medical doctor reasonably satisfactory to the Board, which written opinion shall set forth, without limitation, a medical opinion that the Participant is permanently disabled, the reasons for such disability, and the date of commencement of such disability.

         (j) "EMPLOYEE" shall mean a common law employee (as defined in accordance with the regulations and Revenue Rulings then applicable under
Section 3401(c) of the Code) of an Affiliate.

         (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         (l) "FAIR MARKET VALUE OF STOCK" shall mean for all purposes of the Plan as follows: (A) if the Shares are admitted to quotation on the Nasdaq Stock Market or other comparable quotation system and have been designated as a Nasdaq National Market ("NNM") security, fair market value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported; (B) if the Shares are admitted to quotation on the Nasdaq Stock Market and have not been designated an NNM security, fair market value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; (C) if the Shares are admitted to trading on a national securities exchange, fair market value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported; or (D) if neither (A), (B) nor (C) applies to the Shares, fair market value on any date shall be a price equal to the mean between the closing bid and asked prices for Shares, as quoted in writing to the Company by either (i) a principal market maker for transactions in the Bank's Common Stock on the over-the-counter market designated by the Board or (ii) such other registered broker-dealer firm as is designated by the Board or the Committee.

         (m) "INCENTIVE STOCK OPTION" shall mean a Stock Option whose terms satisfy the requirements imposed by Section 422 of the Code and that is intended by the Committee to be treated as an Incentive Stock Option.

         (n) "NONQUALIFIED STOCK OPTION" shall mean either (i) any Stock Option that, when granted, is not an Incentive Stock Option, or (ii) an Incentive Stock Option that, subsequent to its grant, ceases to qualify as an Incentive Stock Option because of a failure to satisfy the requirements of
Section 422(b) of the Code.

         (o) "NON-TANDEM STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right not awarded in connection with a Stock Option.

         (p) "PARTICIPANT" shall mean an Employee who has been granted a Stock Option and/or Stock Appreciation Right under the Plan.

         (q) "PLAN" shall mean the Greater Community Bancorp 2001 Employee Stock Option Plan, as may be amended from time to time.

         (r) "RETIREMENT" shall mean any normal or early retirement by a Participant pursuant to the terms of any pension, profit sharing or 401(k) plan, or policy of the Company or any Subsidiary applicable to such Participant at the time of his Termination of Service.

         (s)      "SECRETARY" shall mean the Company's corporate secretary.

         (t) "SECURITIES ACT" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

         (u)      "SHARES" shall mean shares of Common Stock.

         (v) "STOCK APPRECIATION RIGHT" shall mean a right to receive cash or Common Stock in exchange for a Stock Appreciation Right awarded in accordance with the terms of the Plan.

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GREATER COMMUNITY BANCORP                                                 PAGE 3
2001 EMPLOYEE STOCK OPTION PLAN


         (w) "STOCK OPTION" shall mean a right to purchase Common Stock awarded in accordance with the terms of this Plan.

         (x) "SUBSIDIARY(IES)" shall mean any corporation, limited liability company or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Company.

         (y) "TANDEM STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right awarded in connection with any Stock Option granted under the Plan, either at the time the Stock Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Stock Option.

         (z) "TERMINATE (TERMINATION OF) SERVICE (OR TERMINATION)" shall mean the time when the Participant ceases to provide services to an Affiliate as an Employee, but shall not include a lapse in providing services that the Committee determines to be a temporary leave of absence.

                           ARTICLE III. ADMINISTRATION

         Except as may be otherwise determined by the Board, the Plan shall be administered by a committee (the "Committee") of three or more members of the Board appointed by the Board who qualify as both (i) a "disinterested person" or similar person within the meaning of the rules promulgated under Section 16(b) of the Exchange Act as in effect from time to time and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan and shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of the quorum present at any meeting of the Committee may authorize any action. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Stock Option and/or Stock Appreciation Right granted pursuant thereto. The Company shall indemnify all members of the Committee with respect to any such action, determination or interpretation to the fullest extent permitted by law.

         Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (i) to determine which eligible Employees shall be granted Stock Options and/or Stock Appreciation Rights; (ii) to grant Stock Options and/or Stock Appreciation Rights; (iii) to determine the times when Stock Options and/or Stock Appreciation Rights may be granted and the number of Shares that may be purchased pursuant to such Stock Options and/or the number of Shares associated with Stock Appreciation Rights; (iv) to determine the exercise price of the Shares subject to each Stock Option, which price shall be not less than the minimum specified in Section 6.1; (v) to determine the time or times when each Stock Option and/or Stock Appreciation Right becomes exercisable, the duration of the exercise period, and any other restrictions on the exercise of Stock Options and/or Stock Appreciation Rights issued hereunder;
(vi) to prescribe the form or forms of the Stock Option and/or Stock Appreciation Rights agreements under the Plan; (vii) to determine the circumstances under which the time for exercising Stock Options and/or Stock Appreciation Rights should be accelerated and to accelerate the time for exercising outstanding Stock Options and/or Stock Appreciation Rights; (viii) to determine the duration and purposes for leaves of absence that may be granted to a Participant without constituting a Termination of Service for purposes of the Plan; (ix) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (x) to construe and interpret the Plan, the rules and regulations and the Stock Option and Stock Appreciation Rights agreements under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that with respect to those eligible Employees who are not "officers" of the Company, within the meaning of Section 16(b) of the Exchange Act, the Committee may delegate to any person or persons ("Subcommittee") all or any part of its authority as set forth in (i) through (x) above. All references in the Plan to the powers of a Subcommittee to act for the Committee shall be applicable only to the extent consistent with the foregoing provision and only to the extent consistent with the powers that have actually been delegated to it. All decisions, determinations and interpretations of the Committee, or Subcommittee, to the extent consistent with such delegation, shall be final and binding on all Participants and on their legal representatives and beneficiaries.

         The provisions of this Article III shall survive any termination of the Plan.

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GREATER COMMUNITY BANCORP                                                 PAGE 4
2001 EMPLOYEE STOCK OPTION PLAN


                       ARTICLE IV. SHARES SUBJECT TO PLAN

         The aggregate maximum number of Shares that may be made subject to Stock Options and Non-Tandem Stock Appreciation Rights granted pursuant to the Plan is Three Hundred Thousand (300,000) (or the number and kind of Shares or other securities substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article X of the Plan). The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued shares, or out of Shares held in the Company's treasury, or partly out of each, as shall be determined by the Board. No fractional Shares shall be issued with respect to Stock Options or Stock Appreciation Rights granted under the Plan.

         In the event any outstanding Stock Option or Stock Appreciation Right under the Plan for any reason expires, is terminated, forfeited or is canceled prior to the expiration date of the Plan, the Shares called for by the unexercised portion of such Stock Option or Stock Appreciation Right may, to the extent permitted by Rule 16b-3 under the Exchange Act, again be subject to a Stock Option or Stock Appreciation Right under the Plan.

                ARTICLE V. ELIGIBILITY FOR AWARD OF STOCK OPTIONS
                        AND/OR STOCK APPRECIATION RIGHTS

         All officers who are Employees and other Employees of one or more of the Affiliates shall be eligible to receive Stock Options and/or Stock Appreciation Rights under the Plan. Nonemployee directors shall not be eligible to participate in the Plan. However, a person who otherwise is an eligible officer or Employee shall not be disqualified from participation in the Plan by virtue of being a director of the Company or any Subsidiary.

                    ARTICLE VI. GRANT OF STOCK OPTIONS AND/OR
                            STOCK APPRECIATION RIGHTS

         The Committee or Subcommittee may in its sole discretion grant Stock Options and/or Stock Appreciation Rights to such Employees as it determines appropriate consistent with Article V. Stock Options and/or Stock Appreciation Rights shall be evidenced by Stock Option and/or Stock Appreciation Rights agreements (which need not be identical) in such forms as the Committee may from time to time approve.

         Stock Option and/or Stock Appreciation Right agreements shall conform to the terms and conditions of the Plan. Such agreements may provide that the grant of any Stock Option and/or Stock Appreciation Right under the Plan, or that Stock acquired pursuant to the exercise of any Stock Option and/or Stock Appreciation Right, shall be subject to such other conditions (whether or not applicable to the Stock Option and/or Stock Appreciation Right, or Stock received by any other Participant), as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the participant in financing the purchase of Stock through the exercise of Stock Options, provisions for forfeiture, or restrictions on resale or other disposition, of Shares acquired under the Plan, provisions giving the Company the right to repurchase Shares acquired under the Plan in the event the Participant elects to dispose of such Shares, and provisions to comply with Federal and State securities laws and Federal and State income tax and other payroll tax withholding requirements. Stock Options granted under the Plan that are intended to qualify as Incentive Stock Options shall be specifically designated as such in the stock option agreement.

6.1 OPTION PRICE OF STOCK OPTIONS. The exercise price for each Stock Option granted under the Plan shall be determined by the Committee or Subcommittee; provided, however, that it shall not be less than the greater of the Fair Market Value of the Stock on the date of grant or the par value of the Stock. Notwithstanding the foregoing, the Committee may in its discretion grant Nonqualified Stock Options to purchase up to Fifty Thousand (50,000) shares at the greater of (i) the Stock's Fair Market Value on December 19, 2000 or (ii) eighty-five percent (85%) of the Stock's Fair Market Value on the date of adoption of the Plan.

6.2 EXERCISABILITY AND TERMS OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. The Committee or Subcommittee shall, subject to the terms of the Plan, determine the dates after which Stock Options and/or Stock Appreciation Rights may be exercised, in whole or in part, and may establish a vesting schedule that must be satisfied before Stock Options and/or Stock Appreciation Rights may be exercised; provided, however, that no Stock Option and/or Stock Appreciation Right may be exercisable within six months of the date it is granted, other than

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GREATER COMMUNITY BANCORP                                                 PAGE 5
2001 EMPLOYEE STOCK OPTION PLAN


in the event of an acceleration as provided in Section 6.3. A Stock Option and/or Stock Appreciation Right may provide that if it is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Stock Option and/or the Stock Appreciation Right.

         All Incentive Stock Options shall have a term of no more than ten years from the date of grant. Upon the Termination of Service of a Participant due to
(i) voluntary resignation or involuntary dismissal without Cause, or (ii) Retirement, all Stock Options and/or Stock Appreciation Rights that have not become exercisable before the date the Participant Terminates Service shall be forfeited and terminated immediately. The Participant may exercise a Stock Option and/or Stock Appreciation Right to the extent it was exercisable by him on the date immediately preceding such Termination within the lesser of (i) one month from the date of Termination (six months from the date of Termination in the case of Retirement), or (ii) the balance of the stated term of the Stock Option and/or Stock Appreciation Right. If a Participant's employment shall be terminated with Cause, all Stock Options and/or Stock Appreciation Rights granted to such Participant that have not been exercised prior to such Termination for Cause shall, whether or not exercisable, be forfeited immediately upon such Termination.

6.3 ACCELERATED VESTING AND EXERCISABILITY OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. If a Participant shall Terminate Service by reason of his death or Disability, all Stock Options and/or Stock Appreciation Rights granted to such Participant that have not become exercisable on or before the date of such Termination shall immediately become both "vested" and fully exercisable. All Stock Options and/or Stock Appreciation Rights held by such Participant may be exercised by the Participant, his estate or beneficiary, or his representative, as the case may be, for a period of one year from the date of such Termination, or until the expiration of the stated term of such Stock Options and/or Stock Appreciation Rights, whichever period is shorter.

         Notwithstanding the provisions of Section 6.2, in the event of a Change in Control, any Stock Option and/or Stock Appreciation Right granted under the Plan to a Participant that has not, as of the date of the Change in Control, become exercisable shall immediately become both "vested" and fully exercisable.

6.4 NONTRANSFERABILITY OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. No Stock Option or Stock Appreciation Right shall be transferable except by will or the laws of descent and distribution. During the Participant's lifetime the Stock Option and/or Stock Appreciation Right shall be exercisable only by him or, in the event of the Participant's incapacity or death, by the Participant's guardian or legal representative. More specifically, without limitation, no Stock Option and/or Stock Appreciation Right may be assigned, transferred (except as specifically permitted by the Plan or the terms of the specific Stock Option or Stock Appreciation Right agreement consistent with the Plan), pledged or hypothecated in any way, nor shall it be assignable by operation of law or subject to execution, attachment, garnishment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option and/or Stock Appreciation Right contrary to the provisions hereof, and the levy of any execution, attachment, garnishment or similar process upon the Stock Option and/or Stock Appreciation Right, shall be null and void, and without force or effect. The Committee may, however, in its sole discretion, allow for transfers of Nonqualified Stock Options, Non-Tandem Stock Appreciation Rights, and Tandem Stock Appreciation Rights issued in connection with Non-Qualified Stock Options to family members, subject to such conditions or limitations as the Board may establish.

6.5 NO OBLIGATION TO EXERCISE STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. The grant of a Stock Option and/or Stock Appreciation Right shall impose no obligation on the Participant to exercise such Stock Option and/or Stock Appreciation Right.

6.6 CANCELLATION OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. The Committee, or Subcommittee, in its discretion, may, with the consent of any Participant, cancel any outstanding Stock Option and/or Stock Appreciation Right.

6.7 NO RIGHTS AS A STOCKHOLDER. A Participant or a transferee of a Stock Option and/or Stock Appreciation Right shall have no rights as a stockholder with respect to any Share covered by his Stock Option and/or Stock Appreciation Right until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

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GREATER COMMUNITY BANCORP                                                 PAGE 6
2001 EMPLOYEE STOCK OPTION PLAN


6.8 SPECIAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Stock with respect to which any Stock Options granted hereunder that are intended to be Incentive Stock Options may be exercisable for the first time by the Participant in any calendar year (under this Plan or any other stock option plan of the Company or any parent or Subsidiary thereof) exceeds $100,000 (or such other maximum level as may be set forth in the Code for such purpose), such Stock Options shall not be considered Incentive Stock Options.

         No Incentive Stock Option may be granted to an individual who, at the time the Stock Option is granted, owns directly, or indirectly within the meaning of Section 424(d)of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary thereof, unless such Stock Option (i) has an exercise price of at least 110 percent of the Fair Market Value of the Stock on the date of the grant of such Stock Option, and (ii) cannot be exercised more than five years after the date it is granted.

         Each participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (i) two years after the date the Participant was granted the Incentive Stock Option or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Participant provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

         Any other provision of the Plan to the contrary notwithstanding, no Incentive Stock Option shall be granted more than ten years after the date the Plan is adopted or the date the Company's stockholders approve the Plan, whichever is earlier.

6.9 DEFERRED EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. If a Participant's timely exercise of a Nonqualified Stock Option and/or Stock Appreciation Right during a given taxable year, together with other compensation paid to the Participant for such year, would result in a disallowance for Federal income tax purposes, pursuant to Section 402(m) of the Code, of a deduction to the Company of all or part of the Participant's income to be recognized during such taxable year for Federal income tax purposes upon such exercise, then such Participant's exercise of such Nonqualified Stock Option and/or Stock Appreciation Right shall be ineffective and such exercise shall be automatically deferred (except to the extent specifically permitted by the Committee) beyond the end of such taxable year of the Company to the extent necessary to avoid such disallowance of a deduction to the Company. The deferral of exercise of a Nonqualified Stock Option and/or Stock Appreciation Right provided by this Section 6.9 shall be until the next succeeding taxable year in which the Company is not denied a tax deduction related to such exercise. The deferral of exercise is for the Company's benefit and therefore supersedes any other limitation on exercisability that may be set forth in any other provision of this Plan or any Stock Option or Stock Appreciation Right agreement.

                     ARTICLE VII. EXERCISE OF STOCK OPTIONS

         Any Stock Option may be exercised in whole or in part at any time subsequent to its becoming exercisable during its term; provided, however, that each partial exercise shall be for whole Shares only. Each Stock Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or the Secretary's office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Stock Option) that such Stock Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.2 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iv) in the event that the Stock Option or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Option or portion thereof; and (v) full payment to the Company of all amounts that Federal or State law requires it to withhold upon exercise of the Stock Option (as specified in Section 7.3 below).

7.1 SHARE CERTIFICATES. Upon receiving notice and payment, the Company will cause to be delivered to the Participant, as soon as practicable, a certificate in the Participant's name for the Shares purchased. The Shares issuable and deliverable upon the exercise of a Stock Option shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any


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GREATER COMMUNITY BANCORP                                                 PAGE 7
2001 EMPLOYEE STOCK OPTION PLAN


certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body that may be necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency that may be necessary or advisable.

7.2 PAYMENT FOR SHARES. Payment for Shares purchased under a Stock Option granted hereunder shall be made in full upon exercise of the Stock Option, by certified or bank cashier's check payable to the order of the Company or, unless otherwise prohibited by the terms of a Stock Option agreement, by one or more of the following: (i) in the form of Shares already owned by the Participant based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted; (ii) by a combination thereof, in each case in the manner provided in the Stock Option agreement; or
(iii) by any other means acceptable to the Company. To the extent the Stock Option exercise price may be paid in Shares as provided above, Shares delivered by the Participant may be (i) Shares received by the Participant upon exercise of one or more Incentive Stock Options, but only if such Shares have been held by the Participant until the later of (a) two years from the date the Incentive Stock Options were granted or (b) one year after the transfer of Shares to the Participant, or (ii) Shares received by the Participant upon exercise of one or more Nonqualified Stock Options and/or Stock Appreciation Rights, but only if such Shares have been held by the Participant for at least six months.

7.3 SHARE WITHHOLDING. The Committee shall require that a Participant pay to the Company, at the time of exercise of a Nonqualified Stock Option and/or Stock Appreciation Right, such amount as the Committee deems necessary to satisfy the Company's obligation to withhold Federal or State income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Participant may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Stock Option and/or Stock Appreciation Right that number of shares having an aggregate fair market value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant must (i) exercise the Stock Option and/or the Stock Appreciation Right during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Company, and ending on the twelfth business day following such date, or (ii) irrevocably elect to utilize Share withholding at least six months prior to the date of exercise.

7.4 LOANS. The Company may make loans to such Participants as the Committee, in its discretion, may determine in connection with the exercise of Stock Options granted under the Plan; provided, however, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would either result in a "modification" (as defined in Section 424 of the Code) of any Incentive Stock Option or disqualify such Stock Option from otherwise qualifying as an Incentive Stock Option. Such loans may be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans may bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates. In no event may any such loan exceed the exercise price, at the date of exercise, of the Shares covered by the Stock Option or portion thereof exercised by the Participant. When a loan shall have been made, the Committee may require that Shares of Common Stock and/or other collateral having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Every loan shall also comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction thereof.

GREATER COMMUNITY BANCORP                                                 PAGE 8
2001 EMPLOYEE STOCK OPTION PLAN


            ARTICLE VIII. EXERCISE OF TANDEM STOCK APPRECIATION RIGHT

         A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Stock Option is exercisable. Each Tandem Stock Appreciation Right, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or the Secretary's office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Tandem Stock Appreciation Right) that such Tandem Stock Appreciation Right, or a specified portion thereof, is being exercised; (ii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iii) in the event that the Tandem Stock Appreciation Right or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Tandem Stock Appreciation Right or portion thereof; and (iv) full payment to the Company of all amounts Federal or State law requires it to withhold upon exercise of the Stock Appreciation Right (as specified in Section 7.3).

         On exercise of a Tandem Stock Appreciation Right, the Participant shall surrender unexercised, the related Stock Option (or such portion or portions thereof that the Participant from time to time determines to surrender for this purpose) and shall receive in exchange, subject to the rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value of the Stock on the exercise date per share over (ii) the Option Price of the related Stock Option per share, times (B) the number of Shares called for by the related Stock Option or portion thereof that is surrendered.

         The payment due the Participant upon the exercise of a Tandem Stock Appreciation Right shall be made (i) in cash, (ii) in Common Stock (valued with reference to the Fair Market Value of Stock as of the date of exercise), or
(iii) partly in cash and partly in Common Stock (valued with reference to the Fair Market Value of Stock as the date of exercise), as set forth by the Tandem Stock Appreciation Right agreement, and by the Committee, in its sole discretion. If the payment is to be made in Common Stock, no fractional shares of Common Stock shall be issued and cash payment shall be made in lieu of fractional shares. Notwithstanding any provision in this Plan to the contrary, in the case of an exercise of a Tandem Stock Appreciation Right by a Participant subject to Section 16(b) of the Exchange Act, such Participant may exercise the Tandem Stock Appreciation Right only during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Company, and ending on the twelfth business day following such date.

         Any Shares issuable and deliverable upon the exercise of a Tandem Stock Appreciation Right shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates upon the complete or partial exercise of a Tandem Stock Appreciation Right prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body the Company may deem necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency the Company may deem necessary or advisable.

         No payment shall be required from the Participant upon the exercise of a Tandem Stock Appreciation Right, except that any amount necessary to satisfy applicable Federal, state or local tax requirements shall be withheld or paid prior to or concurrently with delivery of cash or Shares.

         Upon the exercise of a Tandem Stock Appreciation Right, the number of Shares subject to exercise under the related Stock Option shall automatically be reduced by the number of Shares represented by the Stock Option or portion thereof surrendered. Shares subject to Stock Options or portions thereof surrendered upon the exercise of a Tandem Stock Appreciation Right shall not be available for subsequent awards under this Plan.

         Notwithstanding any contrary provision in this Plan, a Tandem Stock Appreciation Right shall be issued in connection with an Incentive Stock Option only if the Tandem Stock Appreciation Right meets the following requirements:

         (a) The Tandem Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option;

GREATER COMMUNITY BANCORP                                                 PAGE 9
2001 EMPLOYEE STOCK OPTION PLAN


         (b) The Tandem Stock Appreciation Right provides for a payment to the Participant not in excess of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of Stock subject to the underlying Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised;

         (c) The Tandem Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

         (d) The Tandem Stock Appreciation Right may be exercised only when the underlying Stock Option is eligible to be exercised; and

         (e) The Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

           ARTICLE IX. EXERCISE OF NON-TANDEM STOCK APPRECIATION RIGHT

         Each Non-Tandem Stock Appreciation Right, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or the Secretary's office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Non-Tandem Stock Appreciation Right) that such Non-Tandem Stock Appreciation Right, or a specified portion thereof, is being exercised; (ii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iii) in the event the Non-Tandem Stock Appreciation Right or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Non-Tandem Stock Appreciation Right or portion thereof; and (iv) full payment to the Company of all amounts required by Federal or State law to be withhold upon exercise of the Stock Appreciation Right (as specified in Section 7.3).

         On exercise of a Non-Tandem Stock Appreciation Right, the Participant shall receive, subject to the rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value of Stock on the exercise date over (ii) the Fair Market Value of Stock on the date of grant, times (B) the number of Shares that are subject to the Non-Tandem Stock Appreciation Right being exercised.

         The payment due the Participant upon the exercise of a Non- Tandem Stock Appreciation Right shall be made (i) in cash, (ii) in Common Stock (valued with reference to the Fair Market Value of Stock as of the date of exercise), or
(iii) partly in cash and partly in Common Stock (valued with reference to the Fair Market Value of Stock as the date of exercise), as set forth by the Non-Tandem Stock Appreciation Right agreement and by the Committee in its sole discretion. If the payment is to be made in Common Stock, no fractional shares of Common Stock shall be issued and cash payment shall be made in lieu of fractional shares. Notwithstanding any contrary provision in this Plan, in the case of an exercise of a Non-Tandem Stock Appreciation Right by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant may exercise the Non-Tandem Stock Appreciation Right only during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Company, and ending on the twelfth business day following such date.

         Any Shares issuable and deliverable upon the exercise of a Non-Tandem Stock Appreciation Right shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates upon the complete or partial exercise of a Non-Tandem Stock Appreciation Right prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body that the Company may deem necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency the Company may deem necessary or advisable.

         No payment shall be required from the Participant upon the exercise of a Non-Tandem Stock Appreciation Right, except that any amount necessary to satisfy applicable Federal, state or local tax requirements shall be withheld or paid prior to or concurrently with delivery of cash or Shares.

GREATER COMMUNITY BANCORP                                                PAGE 10
2001 EMPLOYEE STOCK OPTION PLAN


                ARTICLE X. ADJUSTMENT FOR RECAPITALIZATION, ETC.

         The aggregate number of Shares that may be purchased under the Plan pursuant to Stock Options or issued pursuant to Stock Appreciation Rights, the number of Shares covered by each outstanding Stock Option and Stock Appreciation Right, and the exercise price of each Stock Option and the Fair Market Value of Stock on the date of grant of a Non-Tandem Stock Appreciation Right shall be appropriately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split or other subdivision or consolidation of Shares or for other capital adjustments or payments of stock dividends or distributions, other increases or decreases in the outstanding Shares effected without receipt of consideration by the Company, or reorganization, merger or consolidation, or other similar change affecting the Shares.

         Such adjustment to a Stock Option or Stock Appreciation Right shall be made without a change to the total exercise price applicable to the unexercised portion of the Stock Option or total value applicable to the unexercised portion of a Stock Appreciation Right (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, their representatives, and all other interested persons. No fractional Shares shall be issued as a result of such adjustment.

         In the event of a transaction involving (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of Stock Options and/or Stock Appreciation Rights theretofore granted under the Plan, or the substitution for such Stock Options and/or Stock Appreciation Rights of new Stock Options and/or Stock Appreciation Rights of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the Committee's discretion, the Plan and the Stock Options and/or Stock Appreciation Rights issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the fair market value of a Share multiplied by the number of Shares subject to the Stock Options or Stock Appreciation Rights (to the extent such Stock Options or Stock Appreciation Rights have not been exercised) less the exercise price for such Stock Options (to the extent such Stock Options have not been exercised) or the Fair Market Value of the Stock on the date of grant of such Stock Appreciation Rights (to the extent such Stock Appreciation Rights have not been exercised); provided, however, that in no event shall the Committee take any action or make any determination under this Article X that would prevent a transaction described in clause (ii) or (iii) above from being treated as a pooling of interests under generally accepted accounting principles, if applicable to the transaction.

          ARTICLE XI. GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

         The Plan, and the grant and exercise of Stock Options and/or Stock Appreciation Rights thereunder, and the Company's obligations to sell and deliver Shares and to make payments under such Stock Options and/or Stock Appreciation Rights, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

         Each Stock Option and/or Stock Appreciation Right is subject to the requirement that if, at any time, the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange, The Nasdaq Stock Market or any similar trading market or exchange, or under any State or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions not acceptable to the Committee. The Company shall not be deemed, by reason of the granting of any Stock Option and/or Stock Appreciation Right, to have any obligation to register the Shares subject to such Stock Option and/or Stock Appreciation Right under the Securities Act or to maintain in effect any registration of such Shares that may be made at any time under the Securities Act.

         Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Stock Option and/or Stock Appreciation Right (which registration shall not be required), the Company shall require that the offer and sale of such Shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Company may require, as a condition

GREATER COMMUNITY BANCORP                                                PAGE 11
2001 EMPLOYEE STOCK OPTION PLAN


precedent to the exercise of any Stock Option and/or Stock Appreciation Right, that the person exercising the Stock Option and/or Stock Appreciation Right give to the Company written representation and undertaking, satisfactory in form and substance to the Company, that such person is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the Shares issuable upon exercise of the Stock Option and/or Stock Appreciation Right will not constitute or result in any breach or violation of the Securities Act or any similar State act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of a Stock Option and/or Stock Appreciation Right, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.

         The Company is relieved from any liability for the nonissuance or nontransfer or any delay in issuance or transfer of any Shares subject to Stock Options and/or Stock Appreciation Rights under the Plan resulting from the Company's inability to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Stock Options and/or Stock Appreciation Rights under the Plan if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such Shares. Appropriate legends may be placed on the stock certificates evidencing Shares issued upon exercise of Stock Options and/or Stock Appreciation Rights to reflect such transfer restrictions.

                          ARTICLE XII. OTHER PROVISIONS

         The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey.

         As used herein, the masculine gender shall include the feminine gender.

         The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

         All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Participant at the address contained in the records of the Company or to the Company at its principal office.

         The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

         Nothing in the Plan or in any Stock Option and/or Stock Appreciation Right granted hereunder shall confer on any Participant or eligible Employee any right to continue in the employ of the Company or any of its Subsidiaries, or to interfere in any way with the right of the Company or any of its Subsidiaries to terminate such Participant's or Employee's employment at any time.

         The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Stock Option and/or Stock Appreciation Right in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Company.

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Affiliates, or any of them. Nothing in the Plan shall be construed to limit the right of any Affiliate (i) to establish, alter or terminate any other forms of incentives, benefits or compensation for Employees, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on an Employee's not participating in the Plan; or (ii) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

GREATER COMMUNITY BANCORP                                                PAGE 12
2001 EMPLOYEE STOCK OPTION PLAN


         If the Committee or Subcommittee shall find that any person to whom any benefit is due or payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee or Subcommittee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                      ARTICLE XIII. EFFECTIVE DATE OF PLAN

         The Plan is effective as of the earlier of its date of adoption by the Board or its approval by the Company's stockholders in accordance with applicable State and federal law.

                ARTICLE XIV. AMENDMENT OR DISCONTINUANCE OF PLAN

         The Board may, without the consent of the Company's stockholders or Participants under the Plan, at any time terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Stock Options and/or Stock Appreciation Rights theretofore granted hereunder without the Participant's consent, and provided further that no such action by the Board, without approval of the stockholders, may (i) materially increase the total number of Shares that may be purchased or acquired pursuant to Stock Options and/or Stock Appreciation Rights granted under the Plan, either in the aggregate or for any Participant or eligible Employee, except as contemplated in Article X; (ii) expand the class of employees eligible to receive Stock Options and/or Stock Appreciation Rights under the Plan; (iii) decrease the minimum Stock Option exercise price; (iv) extend the maximum term of Stock Options and/or Stock Appreciation Rights granted hereunder; or (v) take any other action requiring stockholder approval under Rule 16b-3 under the Exchange Act. No amendment or modification may become effective if it would cause the Plan to fail to meet any applicable requirements of Rule 16b-3 under the Exchange Act.

                        ARTICLE XV. STOCKHOLDER APPROVAL

         Anything in the Plan to the contrary notwithstanding, the grant of Stock Options and/or Stock Appreciation Rights hereunder shall be of no force or effect, and no Stock Option and/or Stock Appreciation Right granted hereunder shall vest or become exercisable in any respect, unless and until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company duly held in accordance with the laws of New Jersey.